Basis of preparation (Policies)	6 Months Ended
Jun. 30, 2025
Disclosure Of Basis Of Preparation Of Financial Statements [Abstract]
Key accounting considerations, significant judgements and estimates
Key accounting considerations, significant judgements and estimates
Future commodity price assumptions, which represent a significant estimate, were subject to change in the second quarter 2025 (See Note 7). Noting continued volatility in markets, price assumptions remain under review.

The discount rates applied for impairment testing and the discount rate applied to provisions are reviewed on a regular basis. Both discount rates applied in the first half year 2025 remain unchanged compared with 2024.